COMMITMENTS AND CONTINGENT LIABILITIES	6 Months Ended
Jun. 30, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
NOTE 4:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Charges:

As collateral for its liabilities, the Company has recorded floating charges on all of its assets, including the intellectual property and equipment, in favor of banks.

b.	Collateral:

The Company provided bank guarantees in the amount of $419 in favor of its lessor customs and customers.

c.	Royalties:

The Company has undertaken to pay royalties to the BIRD Foundation ("BIRD"), at the rate of 5% on sales proceeds of products developed with the participation of BIRD up to the amount received, linked to the U.S. dollar. The contingent obligation as of June 30, 2017 is $2,444. No royalties were accrued or paid during 2017 and 2016.

d.	Litigation:

1.
As of June 30, 2017, several claims were filed against the Company, mainly by customers. The claims are in an amount aggregating to approximately $173. The substance of the claims is the malfunction of the Company's products, which occurred during the ordinary course of business. The Company's management, based on the opinion of its legal counsel, is of the opinion that no material costs will arise in respect to these claims.

2.
In August 2014, the Company's subsidiary Pointer Do Brasil Comercial Ltda. ("Pointer Brazil") received a notification of lack of payments of $ 515 of VAT tax (Brazilian ICMS tax) plus $ 2,161 of interest and penalty totaling $ 2,676 of infraction. The Company is defending this litigation at court and made a provision of $79 thousands; the total timeframe of litigation is up to 14 years.

3.
In July 2015, the Company received a tax deficiency notice against Pointer Brazil, pursuant to which Pointer or Pointer Brazil is required to pay an aggregate amount of approximately US$ 12.8 million, as of June 2017. The claim is based on the argument that the services provided by Pointer Brazil should be classified as "Telecommunication Services", and therefore subject to the State Value Added Tax. The Company, based on the opinion of its legal counsel, is of the opinion that no material costs will arise in respect to these claims and has not made any provision in light of rulings of competent courts in Brazil which have rejected similar claims.

4.	In July 2017, subsequent to the balance sheet date, an application to recognize a claim as a class action has been filed against the Company (See note 10(a)).

e.	Commitments:

The Company and DBSI Investment Ltd. ("DBSI"), an equity owner in the Company (see Note 7), have a management services agreement pursuant to which DBSI shall provide management services in consideration of annual management fees of $180. The agreement was renewed for a period of three additional years commencing on August 1, 2017.

f.	Covenants:

a.
In respect of the bank loans provided to the Company for the purpose of funding the acquisition of Pointer Brazil and Cielo Brazil and in connection with the utilization of its credit facilities, the Company is required to meet certain financial covenants as follows:

1.	The ratio of the shareholders’ equity to the total consolidated assets will not be less than 20% and the shareholders equity will not be less than $20,000, starting December 31, 2007.

2.
The ratio of the Company and its subsidiaries' debt (debt to banks, convertible debenture and loans from others that are not subordinated to the bank, less cash) to the annual EBITDA will not exceed 4 in 2010 and thereafter.

3.
The ratio of the Company’s debt (debt to banks, convertible debenture and loans from others was not subordinated to the bank less cash) to the annual EBITDA will not exceed 4.2 in 2013-2014, 3.5 in 2015, 3 in 2016 and 2.5 in 2017 and thereafter.

As of June 30, 2017, the Company is in compliance, and expects to remain in compliance in 2017, with the financial covenants of its credit facilities.